Longboard ALTERNATIVE GROWTH Fund

CLASS A SHARES (SYMBOL: LONAX)

CLASS I SHARES (SYMBOL: LONGX

Supplement dated April 15, 2020

to the Prospectus and Statement of Additional Information

dated October 1, 2019

This Supplement contains new and additional information that supersedes any contrary information contained in the Longboard Alternative Growth Fund (the “Fund”) current Prospectus and Statements of Additional Information (“SAI”), and should be read in conjunction with the Prospectus and SAI. All capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus and SAI.

1.       Portfolio Managers

Michael Striano is no longer a portfolio manager of the Fund. All disclosures in the prospectus and SAI regarding Mr. Striano should be disregarded.

2.       Principal Investment Strategies

Effective June 15, 2020, the Fund is implementing a multi-strategy approach adding a futures strategy and fixed income strategy to its existing equity strategy. Accordingly, as of June 15, 2020, the Fund’s Principal Investment Strategies disclosure in each of the Summary and Statutory Sections of the Prospectus will be deleted and replaced with the following:

Summary Section

Principal Investment Strategies.

The Fund pursues its investment objective using three principal strategies: an Equity Strategy, a Futures Strategy and a Fixed Income Strategy.

Equity Strategy.  Under normal market conditions, the Fund pursues its investment objective by investing in domestic equity securities and equity-related derivative instruments. The Fund defines equity securities as (1) common stocks, (2) preferred stocks, (3) stock warrants, (4) stock rights, (5) debt securities that are convertible into stock, (6) American depository receipts, (7) exchange-traded limited partnerships, (8) exchange-traded funds (“ETFs”), and (9) real estate investment trusts (“REITs”) (“Equity Instruments”). Equity-related derivative instruments are investments that provide exposure to the performance of Equity Instruments, including total return swaps on a basket of Equity Securities managed by the Adviser, equity swaps (both single-name and index swaps) and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”). The Fund may obtain up to 100% of its exposure to Equity Securities through Equity Derivative Instruments.

The Fund will seek positive long-term capital appreciation through the use of a diversified alternative equity strategy, which has been developed by the Adviser. The Fund, when taking a “long” equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A “short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund may also take “long” and “short” positions in an Equity Derivative Instrument. A “long” position in an Equity Derivative Instrument will benefit from an increase in the price of the underlying security. A “short” position in an Equity Derivative Instrument will benefit from a decrease in price of the underlying security and will lose value if the price of the underlying security increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements. The Fund may allocate up to 100% of its assets to the Equity Strategy.

The Fund invests in the securities of, and/or derivatives instruments providing exposure to, issuers of any capitalization and in any style including individual company issuers, sector ETFs, index ETFs & commodity linked ETFs. Short positions may be taken in Equity Derivative Instruments, including but not limited to, futures and/or ETFs that represent equity indices, including, but not limited to the S&P 500 (large cap), S&P 400 (mid cap), and Russell 2000 (small cap) indices. The Adviser seeks to reduce risk by using a combination of tactical investment strategies and active hedging comprised of short positions in index futures contracts or ETFs. The degree to which the long portfolio is hedged is governed by factors such as targeted risk level, target beta exposures, the number of security positions in the portfolio and market volatility.

Futures Strategy. The Futures strategy employs a trend following strategy (identifying opportunities as prices trend up and down) similar in general concept to the managed futures industry at large. The strategy is systematic and rules based. The Adviser will consider a variety of exchange traded futures contracts and forward contracts. The Fund’s holdings, either direct or held through a wholly-owned and controlled subsidiary (the “Subsidiary”), will generally be diversified across the equities, energies, interest rates, grains, meats, soft commodities (such as sugar, coffee, and cocoa), currencies, and metals sectors; and will also be diversified across North America, Asia, Europe, Australia, and potentially Africa and South America. Through its investment in futures contracts and forward contracts, the Adviser seeks to capture long term trends in the global financial markets and commodities. Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future.

The Fund may invest up to 30% of its assets (whether directly or through the Subsidiary) pursuant to the Futures Strategy. The Fund may invest up to 25% of its total assets in the Subsidiary. Assets in the Fund’s Subsidiary will be invested in commodity-related derivatives. The Fund may also invest directly in such instruments and certain financial-related derivatives. Additionally, the Fund will, at times, purchase options on futures contracts, to cover the potential obligation regarding delivery of assets specified in the contracts.

The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.

Fixed Income Strategy. The Fixed Income strategy is designed to generate absolute returns from interest income with less volatility than equity markets by investing primarily in U.S. Dollar-denominated fixed income securities including: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, (2) bonds, notes, or similar debt obligations issued by U.S. or foreign corporations, (3) U.S. asset-backed securities (“ABS”) and (4) U.S. structured notes. The Fund restricts fixed income securities to those having a short-term rating of prime (highest short-term debt category) and/or a long-term rating of investment grade (BBB- or higher). The fixed income portion of the Fund’s portfolio will be invested without restriction as to individual security maturity, but the average duration (a measure of interest rate risk similar to maturity) of the fixed income portfolio will not exceed 5 years. The Fund may invest up to 100% and generally invests between 50-90% of its assets pursuant to the Fixed Income Strategy and/or in cash and cash equivalents, although it reserves the right to invest up to 100% of its assets pursuant to the Fixed Income Strategy and/or in cash and cash equivalents.

The Fund will routinely invest more than 5% of its assets in short-term fixed income securities and cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, or shares of money market or short-term bond funds. The purpose of these investments is to capture the yield on excess cash and there is no limit on the amount of these investments.

The Fund is non-diversified.

Statutory Section

The Fund pursues its investment objective using three principal strategies: an Equity Strategy, a Futures Strategy and a Fixed Income Strategy.

Equity Strategy. Under normal market conditions, the Fund pursues its investment objective by investing in domestic equity securities and equity-related derivative instruments. The Fund defines equity securities as (1) common stocks, (2) preferred stocks, (3) stock warrants, (4) stock rights, (5) debt securities that are convertible into stock, (6) American depository receipts, (7) exchange-traded limited partnerships, (8)

exchange-traded funds (“ETFs”), and (9) real estate investment trusts (“REITs”) (“Equity Instruments”). Equity-related derivative instruments are investments that provide exposure to the performance of Equity Instruments, including total return swaps on a basket of Equity Securities managed by the Adviser, equity swaps (both single-name and index swaps) and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”). The Fund may obtain up to 100% of its exposure to Equity Securities through Equity Derivative Instruments.

The Fund will seek positive long-term capital appreciation through the use of a diversified alternative equity strategy, which has been developed by the Adviser. The Fund, when taking a “long” equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A “short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund may also take “long” and “short” positions in an Equity Derivative Instrument. A “long” position in an Equity Derivative Instrument will benefit from an increase in the price of the underlying security. A “short” position in an Equity Derivative Instrument will benefit from a decrease in price of the underlying security and will lose value if the price of the underlying security increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.

The Fund invests in the securities of, and/or derivatives instruments providing exposure to, issuers of any capitalization and in any style including individual company issuers, sector ETFs, index ETFs & commodity linked ETFs. Short positions may be taken in Equity Derivative Instruments, including but not limited to, futures and/or ETFs that represent equity indices, including, but not limited to the S&P 500 (large cap), S&P 400 (mid cap), and Russell 2000 (small cap) indices. The Adviser seeks to reduce risk by using a combination of tactical investment strategies and active hedging comprised of short positions in index futures contracts or ETFs. The degree to which the long portfolio is hedged is governed by factors such as targeted risk level, target beta exposures, the number of security positions in the portfolio and market volatility.

The Fund may use Equity Derivative Instruments as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security or index in a cost- effective manner. The Fund may gain some or all its equity exposure through the use of Equity Derivative Instruments. The Fund’s use of Equity Derivative Instruments, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Derivative Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Equity Derivative Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Derivative Instrument providing leveraged exposure to the asset and that Equity Derivative Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective. The Fund may, but is not required to, hedge with financial futures/forwards, including currencies and interest rates.

Futures Strategy. The Futures strategy employs a trend following strategy (identifying opportunities as prices trend up and down) similar in general concept to the managed futures industry at large. The strategy is systematic and rules based. The Adviser will consider a variety of exchange traded futures contracts and forward contracts. The Fund’s holdings, either direct or held through a wholly-owned and controlled subsidiary (the “Subsidiary”), will generally be diversified across the equities, energies, interest rates, grains, meats, soft commodities (such as sugar, coffee, and cocoa), currencies, and metals sectors; and will also be diversified across North America, Asia, Europe, Australia, and potentially Africa and South America. Through its investment in futures contracts and forward contracts, the Adviser seeks to capture long term trends in the global financial markets and commodities. Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future.

The Fund may invest up to 30% of its assets (whether directly or through the Subsidiary) pursuant to the Futures Strategy. The Fund may invest up to 25% of its total assets in the Subsidiary. Assets in the Fund’s Subsidiary will be invested in commodity-related derivatives. The Fund may also invest directly in such instruments and certain financial-related derivatives. Additionally, the Fund will, at times, purchase options on futures contracts, to cover the potential obligation regarding delivery of assets specified in the contracts.

The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.

Fixed Income Strategy. The Fixed Income strategy is designed to generate absolute returns from interest income with less volatility than equity markets by investing primarily in U.S. Dollar-denominated fixed income securities including: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, (2) bonds, notes, or similar debt obligations issued by U.S. or foreign corporations, (3) U.S. asset-backed securities (“ABS”) and (4) U.S. structured notes. The Fund restricts fixed income securities to those having a short-term rating of prime (highest short-term debt category) and/or a long-term rating of investment grade (BBB- or higher). The fixed income portion of the Fund’s portfolio will be invested without restriction as to individual security maturity, but the average duration (a measure of interest rate risk similar to maturity) of the fixed income portfolio will not exceed 5 years. The Fund may invest up to 100% and generally invests between 50-90% of its assets pursuant to the Fixed Income Strategy and/or in cash and cash equivalents, although it reserves the right to invest up to 100% of its assets pursuant to the Fixed Income Strategy and/or in cash and cash equivalents.

Other Strategies.

The Fund is non-diversified.

The Fund may engage in frequent trading of its portfolio securities.

A portion of the Fund’s assets may be held in short-term fixed income securities and cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, or shares of money market or short-term bond funds. The Fund may maintain significant amounts in cash and cash equivalents when the Adviser reduces the Fund’s market exposures. The Fund will routinely invest more than 5% of its assets in fixed income securities. The purpose of these investments is to capture the yield on excess cash and there is no limit on the amount of these investments.

The Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objectives during that period.

For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

3.       Principal Risks

Effective June 15, 2020, in connection with the Fund’s implementation of the multi-strategy approach described above, the following risks will be added as principal risks of the Fund under the heading “Principal Risks” in the Summary Section of the Prospectus and “Principal Risks of Investing in the Fund” in the Statutory Section of the Prospectus.

Summary Section

•	Commodities Risk: Investing in the commodities markets (directly or indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•	Regulatory Change Risk: The Adviser has, on behalf of the Fund, filed a notice with the National Futures Association claiming an exemption from certain of the CFTC’s reporting and disclosure requirements in accordance with Part 4 of the CFTC regulations. If, in the future, the Adviser determines that it is not eligible for this exemption or other relief from CFTC regulation, the Fund will be required to comply with CFTC regulations regarding disclosure and reporting. Compliance with such requirements will likely increase the costs associated with an investment in the Fund.

•	Tax Risk: Certain of the Fund’s investment strategies, including transactions in options, futures contracts, forward contracts, swap contracts and hedging transactions, may be subject to the special tax rules, the effect of which may have adverse tax consequences for the Fund. Also, while investing in commodities indirectly through the Subsidiary, will permit the Fund to obtain exposure to the commodities markets, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains. Additionally, the Internal Revenue Service (“IRS”) has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary would constitute “qualifying income” for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). However, the IRS has suspended issuance of any further letters on this issue in 2011, and in 2016 added this issue to its list of issues on which it would not provide private letter ruling guidance to taxpayers. In connection with this ‘no rule’ decision, the Internal Revenue Service revoked many of these prior letter rulings as being inconsistent with its current ‘no-rule’ private letter ruling policy, but did not otherwise appear to repudiate the actual technical analysis it applied in the prior rulings. If the IRS were to change its position with respect to the technical analysis and conclusions reached in those revoked private letter rulings (which change in position might be applied to the Fund retroactively), the income from the Fund’s investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.

•	Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Adviser has, on behalf of the Subsidiary, filed a notice with the National Futures Association claiming exemption from the CFTC’s reporting requirements in accordance with Part 4 of the CFTC Regulations pursuant to no-action relief for certain subsidiaries of registered investment companies. Under this no-action letter guidance, the CFTC provides relief relating to CFTC disclosure requirements for commodity pools, such as the Subsidiary, that are wholly-owned subsidiaries of registered investment companies (such as the Fund). The Adviser also claims exemption from the CFTC’s disclosure requirements in accordance with Part 4 of the CFTC Regulations, which provide relief relating to CFTC disclosure and reporting requirements for commodity pools, such as the Subsidiary, that are operated by a CPO that is the same as, controls, is controlled by or is under common control with the CPO of an offered pool (such as the Fund). Changes in the laws or regulations of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Although only 25% of the Fund’s assets may be invested in the Subsidiary, that portion of the Fund’s assets may be highly leveraged, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Statutory Section

Commodity Risk: The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. Commodity interest contracts are typically traded on margin. This means that a small amount of capital can be used to invest in contracts of much greater total value. The resulting leverage means that a relatively small change in the market price of a contract can produce a substantial loss. Like other leveraged investments, any purchase or sale of a contract may result in losses in excess of the amount invested in that contract. The Subsidiary may lose more than its initial margin deposits on a trade.

Regulatory Change Risk: The Adviser has, on behalf of the Fund, filed a notice with the National Futures Association claiming an exemption from certain of the CFTC’s reporting and disclosure requirements in accordance with Part 4 of the CFTC Regulations. If, in the future, the Adviser determines that it is not eligible for this exemption or other relief from CFTC regulation, the Fund will be required to comply with CFTC regulations regarding disclosure and reporting. Compliance with such requirements will likely increase the costs associated with an investment in the Fund.

Tax Risk: The Fund’s short sales and transactions in futures contracts, forward contracts and swap contracts will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. The Fund’s use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions Additionally, by investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within certain federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the current limitations of the federal tax requirements of Subchapter M of the Code. Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly. The Internal Revenue Service (“IRS”) issued a number of private letter rulings to other mutual funds (unrelated to the Fund), indicating that certain income from a fund’s investment in a wholly-owned foreign subsidiary would constitute “qualifying income” for purposes of Subchapter M. The IRS, however, suspended issuance of any further private letter rulings of this type in 2011, and in 2016 added this issue to its list of issues on which it would not provide private letter ruling guidance to taxpayers. In connection with this ‘no rule’ decision, the IRS revoked many of these prior letter rulings as being inconsistent with its current ‘no-rule’ private letter ruling policy, but did not otherwise appear to repudiate the actual technical analysis it applied in the prior rulings. The Fund believes that the prior private letter rulings evidenced both a correct interpretation of the existing consistently applied to a number of similarly situated mutual funds. Accordingly, the Fund intends to treat the income derived from its investment in the Subsidiary as “qualifying income” for purposes of Subchapter M. As a result, if the IRS were to change its position with respect to the conclusions reached in its private letter rulings (which change in position might be applied to the Fund retroactively), the income from the Fund’s investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years. In such event, the Fund’s Board of Trustees would consider what action to take in the best interests of shareholders.

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Adviser has, on behalf of the Subsidiary, filed a notice with the National Futures Association claiming exemption from the CFTC’s reporting requirements in accordance with Part 4 of the CFTC Regulations pursuant to no-action relief for certain subsidiaries of registered investment companies. Under this no-action letter guidance, the CFTC provides relief relating to CFTC disclosure requirements for commodity pools, such as the Subsidiary, that are wholly-owned subsidiaries of registered investment companies (such as the Fund). The Adviser also claims exemption from the CFTC’s disclosure requirements in accordance with Part 4 of the CFTC Regulations, which provide relief relating to CFTC disclosure and reporting requirements for commodity pools, such as the Subsidiary, that are operated by a CPO that is the same as, controls, is controlled by or is under common control with the CPO of an offered pool (such as the Fund). Changes in the laws or regulations of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary. The investments of the Fund and Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

4.        Statement Additional Information

Effective June 15, 2020, in connection with the Fund’s implementation of the multi-strategy approach described above, the following disclosure will replace the current disclosure under “Investment Policies, Strategies and Associated Risks - Wholly-Owned Subsidiary”:

Wholly-Owned Subsidiary

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary. For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Adviser has, on behalf of the Subsidiary, filed a notice with the CFTC and the National Futures Association claiming exemption from the CFTC’s reporting requirements in accordance with Part 4 of the CFTC regulations pursuant to no-action relief for certain subsidiaries of registered investment companies.  Under this no-action letter guidance, the CFTC provides relief relating to CFTC reporting requirements for commodity pools, such as the Subsidiary, that are wholly-owned subsidiaries of registered investment companies (such as the Fund).  The Adviser also claims exemption from the CFTC’s disclosure and reporting requirements in accordance with Part 4 of the CFTC regulations, which provide relief relating to CFTC disclosure and reporting requirements for commodity pools, such as the Subsidiary, that are operated by a commodity pool operator that is the same as, controls, is controlled by or is under common control with the commodity pool operator of an offered pool (such as the Fund).

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the Fund shareholders would likely suffer decreased investment returns.

Please retain this Supplement with your Prospectus and SAI for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-294-7540.